UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 April 24, 2007
                Date of Report (Date of earliest event reported)

                         American Spectrum Realty, Inc.
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             (Exact name of registrant as specified in its charter)

          Maryland                     001-16785                  52-2258674
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(State or Other Jurisdiction          (Commission              (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

                5850 San Felipe, Suite 450, Houston, Texas 77057
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               (Address of principal executive offices) (Zip Code)

                                 (713) 706-6200
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              (Registrant's telephone number, including area code)

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On April 24, 2007, American Spectrum Realty, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit           Description
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99.1              Press Release dated April 24, 2007

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AMERICAN SPECTRUM REALTY, INC.

                                     By: /s/ William J. Carden
                                         ---------------------------------------
                                         Name:  William J. Carden
                                         Title: Chairman of the Board, President
                                                and Chief Executive Officer

Date: April 24, 2007